As filed with the Securities and Exchange Commission on May 12, 1999


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  April 13, 1999
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                         0-28382              36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Eagle Ridge Center, Lindenhurst, Illinois

On April 13, 1999, we purchased the entire fee simple interest in a single-user retail center located at Grand Avenue and Munn Road in Lindenhurst, Illinois known as "Eagle Ridge Center." We purchased Eagle Ridge Center from Eagle Foods Centers, Inc., an unaffiliated third party, for approximately $6,004,000 or approximately $114.00 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Eagle Ridge Center, built in 1998, is a one-story, single-user retail facility. Eagle Ridge Center contains 56,142 leasable square feet. As of May 1, 1999, Eagle Ridge Center was 100% leased. We considered a variety of factors including location, demographics, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Eagle Ridge Center over the next few years. However, if we were to make any repairs or improvements, pursuant to the lease, the center's tenant would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

One tenant, Eagle  Foods,  a  grocery  store,  leases  100%  of the total gross
leasable area of the property.    This  lease  requires  the tenant to pay base
annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Eagle Foods          56,142      100         10.85      Currently    04/30/03
                                             11.73      05/01/03     04/30/21
  Option 1                                   12.90      05/01/21     04/31/26
  Option 2                                   13.54      05/01/26     04/31/31
  Option 3                                   14.22      05/01/31     04/31/36
  Option 4                                   14.93      05/01/36     04/31/41

For federal income tax purposes, our depreciable basis in Eagle Ridge Center will be approximately $4,800,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On May 1, 1999, a total of 56,142 square feet was leased to one tenant at Eagle Ridge Center. The following tables set forth information with respect to the amount of and expiration of the lease at this single user retail center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Eagle Foods         56,142      04/21     4/5 yr.      609,140         10.85




                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999-
    2002         -           -           -         609,140         -           -             -

   2003          -           -           -         642,068         -           -             -

   2004-
    2008         -           -           -         658,546         -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Eagle Ridge Center property, as of August 21, 1998, of $6,100,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Rose Plaza - Phase II , Elmwood Park, Illinois

On May 3, 1999, we purchased the entire fee simple interest in a Neighborhood Retail Center located at 7330 W. North Avenue in Elmwood Park, Illinois known as "Rose Plaza - Phase II." We purchased Rose Plaza - Phase II from Elmwood Park L.L.C., an unaffiliated third party, for approximately $1,402,000 or approximately $236.03 per square foot. We purchased Rose Plaza - Phase I in December 1998 for approximately $2,753,000. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Rose Plaza - Phase II, built in 1998, is a one-story, multi-tenant retail facility. Rose Plaza - Phase II contains 5,940 leasable square feet. As of May 3, 1999, Rose Plaza - Phase II was 100% leased. We considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Rose Plaza - Phase II over the next few years. However, if we were to make any repairs or improvements, pursuant to the leases, the center's tenants would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

Two tenants, St. Louis Bread Co., a restaurant, and Sprint Com Inc., a cellular telephone store, lease more than 10% of the total gross leasable area of the property. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

St. Louis
  Bread Co.         3,465         58         22.50      Currently    12/13/03
                                             24.50      12/14/03     12/13/08
  Option 1                                   27.00      12/14/08     12/13/13
  Option 2                                   29.00      12/14/13     12/13/18

Sprint Com Inc.     2,475        42          23.00      Currently    12/31/03
  Option 1                                   26.45      01/01/04     12/31/08

For federal income tax purposes, our depreciable basis in Rose Plaza - Phase II will be approximately $1,050,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On May 3, 1999, a total of 5,940 square feet was leased to two tenants at Rose Plaza - Phase II. The following tables set forth information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

St. Louis
  Bread Co.          3,465      12/08     2/5 yr.      77,963          22.50

Sprint Com Inc.      2,475      12/03     1/5 yr.      56,925          23.00




                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999-
    2002         -          -            -        134,888          -           -             -

   2003          1         2,475       56,925     134,888        23.00       42.00         42.20

   2004-
    2007         -          -            -         84,892          -           -             -

   2008          1         3,465       84,892      84,892        24.50       58.00        100.00


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Rose Plaza - Phase I & II property, as of November 2, 1998 of $4,200,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Dominick's-Hammond, Hammond, Indiana

On May 7, 1999, we purchased the entire fee simple interest in a single-user retail center located at 1724 - 165th Street in Hammond, Indiana known as "Dominick's-Hammond." We purchased Dominick's-Hammond from Safeway, Inc., an unaffiliated third party, for approximately $8,879,000 or approximately $124.51 per square foot. We paid the purchase price for this property using cash and cash equivalents. We believe the purchase price was fair and reasonable based on, among other things, an appraisal from a third party that we received and presented to our board of directors.

Dominick's-Hammond, built in 1998, is a one-story, single-user retail facility. Dominick's-Hammond contains 71,313 leasable square feet. As of May 7, 1999, Dominick's-Hammond was 100% leased. We considered a variety of factors including location, demographics, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area.

We do not anticipate making any significant repairs and improvements to Dominick's-Hammond over the next few years. However, if we were to make any repairs or improvements, pursuant to the lease, the center's tenant would be obligated to pay a substantial portion of any monies spent on repairs and improvements.

One tenant, Dominick's Finer Foods, a  grocery  store, leases 100% of the total
gross leasable area of the  property.    This  lease requires the tenant to pay
base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Dominick's
  Finer Foods       71,313       100         11.80      Currently    12/31/18
  Option 1                                   11.80      01/01/19     12/31/23
  Option 2                                   11.80      01/01/24     12/31/28
  Option 3                                   11.80      01/01/29     12/31/33
  Option 4                                   11.80      01/01/34     12/31/38
  Option 5                                   11.80      01/01/39     12/31/43

For federal income tax purposes, our depreciable basis in Dominick's-Hammond will be approximately $6,700,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 years.

On May 7, 1999, a total of 71,313 square feet was leased to one tenant at Dominick's-Hammond. The following tables set forth information with respect to the amount of and expiration of the lease at this single user retail center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------

Dominick's
  Finer Foods       71,313      12/18     5/5 yr.      841,493         11.80




                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1999-
    2008          -          -           -        841,493          -           -             -


(1) We made no assumptions regarding the re-leasing of expired leases.  It is the opinion of our management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Dominick's-Hammond property, as of March 16, 1999, of $8,950,000. You should note that appraisals are estimates of value and, therefore, you should not rely upon them as a measure of true worth or realizable value.

Item 5.  Other Events

On April 18, 1999, our Board of Directors approved an increase in Distributions effective June 1, 1999, payable beginning July 17, 1999, from the current level of $.88 per Share per annum to $.89 per Share per annum.

We filed a press release announcing this increase in distributions on May 4, 1999.

We anticipate purchasing the entire fee simple interest in a property known as "Thatcher Woods Shopping Center" located in River Grove, Illinois. This property will be redeveloped by an unaffiliated third party and will be completed in 2000. We will fund the redevelopment with an initial construction draw of $5,000,000. We will receive interest at the rate of 9% per annum on all outstanding construction draws. The total purchase price, after completion, will be approximately $19,000,000.



Item 7. Financial Statements and Exhibits

   (a)  Financial Statements

          Financial statements are not required to be filed with this Form 8K as the properties that we have acquired are not significant in the aggregate.

   (c)  Exhibits

        99 Press release dated May 4, 1999.

                                   SIGNATURE



Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:     May 12, 1999